SCHEDULE 14A

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SCHEDULE 14A INFORMATION

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TIAA-CREF INSTITUTIONAL MUTUAL FUNDS
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TIAA-CREF INSTITUTIONAL MUTUAL FUNDS 730 Third Avenue New York, New York 10017-3206

NOTICE OF SPECIAL MEETING — SEPTEMBER 17, 2007

This notice is being given to the shareholders of TIAA-CREF Institutional Mutual Funds (the “Funds”).

The Funds will hold a special meeting of shareholders on September 17, 2007, at 12 noon (Eastern Time) at the Funds’ offices at 8500 Andrew Carnegie Boulevard, Charlotte, North Carolina. The board of trustees of the Funds has set the meeting agenda as follows:

1.	To elect nine individuals to serve as trustees for indefinite terms and until their successors shall take office; and

2.	To address any other business that may properly come before the meeting.

The board of trustees has set July 31, 2007, as the record date for determining the number of votes entitled to be cast. You may vote at the meeting only if you were a shareholder of the Funds with voting rights as of July 31, 2007.

By order of the Board of Trustees,

E. Laverne Jones
Secretary

Please vote as soon as possible before the special meeting, even if you plan to attend the meeting. You can vote quickly and easily by toll-free telephone call, over the Internet or by mail. Just follow the simple instructions that appear on your enclosed proxy card. Since we can’t hold the meeting unless a quorum is reached, please help the Funds avoid the expense of a follow-up mailing by voting today!

If you plan to attend the meeting, please call (877) 535-3910, ext. 2440, to obtain an admission pass. In accordance with the Funds’ security procedures, a pass and appropriate picture identification will be required to enter the Funds’ special meeting. Please note that no laptop computers, recording equipment or cameras will be permitted and please read the instructions on the pass for additional information.

August 17, 2007

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS

Proxy Statement for Special Meeting
to Be Held on September 17, 2007

The board of trustees of TIAA-CREF Institutional Mutual Funds (the “Funds”) has sent you this proxy statement to ask for your vote to elect nine trustees of the Funds. The accompanying proxy will be voted at the special meeting of shareholders on September 17, 2007, at 12 noon (Eastern Time) at the Funds’ offices at 8500 Andrew Carnegie Boulevard, Charlotte, North Carolina. This proxy statement was mailed to shareholders starting on or about August 17, 2007. The Funds’ board of trustees (the “Board” or “Trustees”) has set the meeting agenda as follows:

1.	To elect nine individuals to serve as Trustees for indefinite terms and until their successors shall take office; and

2.	To address any other business that may properly come before the meeting.

At this time, the Board does not know of any other matters being presented at the meeting or any adjournments thereof.

How Do I Vote?

You can vote in any one of four ways:

(1)	By marking, signing, and mailing the enclosed proxy card in the return envelope provided;

(2)	By logging onto the Internet site shown on your proxy card and following the on-screen instructions (or by going to our website at www.tiaa-cref.org);

(3)	By calling the toll-free telephone number shown on your proxy card and following the recorded instructions; or

(4)	By voting in person at the special meeting.

If you vote by Internet or telephone, please do not mail your proxy card.

Can I Cancel or Change My Vote?

You can cancel or change your vote at any time up until 12:00 noon (Eastern Time) on September 17, 2007. You can do this by simply voting again — by executing and returning a later-dated proxy card, voting through the Internet or by a toll-free telephone call, voting in person at the meeting, or writing to the Funds’ Secretary at 730 Third Avenue, New York, New York 10017-3206.

How Does a Proxy Work?

When you vote by proxy, you are instructing the agents named on the proxy card how to vote on your behalf at the meeting. If you don’t specifically instruct them otherwise, they will vote FOR the election of all the nominees for Trustee. At this time, we don’t know of any other matters being presented at the meeting. If other matters are brought before the meeting, the proxy agents will vote the proxies using their own best judgment, as allowed by the proxy. All proxies solicited by the Board that are properly executed and received by the Secretary prior to the meeting, and are not revoked, will be voted at the meeting.

Who May Vote; How Many Votes Do I Get?

Each person having voting rights on July 31, 2007 may vote at the meeting. On July 31, 2007, there were 2,701,729,111.421 total votes eligible to be cast, broken down as follows:

Fund	Retail Class	Institutional Class	Retirement Class	Fund Total
Growth Equity	0.000	33,495,637.144	0.000	33,495,637.144
Growth & Income	51,041,804.010	9,403,404.671	15,792,804.776	76,238,013.457
International Equity	46,607,186.689	51,395,236.491	77,756,798.313	175,759,221.493
Large-Cap Growth	36,513,371.014	14,286,014.214	882,464.004	51,681,849.232
Large-Cap Value	7,113,638.468	25,538,833.596	28,223,127.577	60,875,599.641
Mid-Cap Growth	4,047,680.468	2,475,337.756	13,439,544.493	19,962,562.717
Mid-Cap Value	10,145,960.213	2,725,265.214	30,278,101.226	43,149,326.653
Small-Cap Equity	4,682,913.057	10,737,810.035	17,331,511.089	32,752,234.181
Large-Cap Growth Index	0.000	19,494,754.946	5,608,564.606	25,103,319.552
Large-Cap Value Index	0.000	20,948,055.088	5,730,109.818	26,678,164.906
Equity Index	37,944,227.409	72,437,763.630	697,658.129	111,079,649.168
S&P 500 Index	0.000	53,316,442.654	12,844,275.909	66,160,718.563
Mid-Cap Growth Index	0.000	2,956,389.181	1,481,297.059	4,437,686.240
Mid-Cap Value Index	0.000	6,741,695.661	3,520,159.870	10,261,855.531
Mid-Cap Blend Index	0.000	5,679,673.272	4,284,868.023	9,964,541.295
Small-Cap Growth Index	0.000	6,354,912.762	1,862,446.390	8,217,359.152
Small-Cap Value Index	0.000	6,953,085.380	3,801,384.492	10,754,469.872
Small-Cap Blend Index	0.000	10,792,849.246	3,218,098.492	14,010,947.738
International Equity Index	0.000	20,736,914.436	11,601,913.477	32,338,827.913
Social Choice Equity	15,103,241.177	14,042,669.767	10,468,704.591	39,614,615.535
Real Estate Securities	12,523,219.415	17,024,269.398	13,437,991.636	42,985,480.449
Managed Allocation II	56,320,218.404	427,168.102	1,252,473.588	57,999,860.094
Bond	520,494.885	158,039,101.157	634,131.344	159,193,727.386
Bond Plus II	26,543,128.792	28,613,127.681	791,955.618	55,948,212.091
Short-Term Bond II	9,876,407.504	15,714,194.496	1,037,120.282	26,627,722.282
High-Yield II	14,469,446.153	21,921,610.951	1,394,636.508	37,785,693.612
Tax-Exempt Bond II	17,753,548.057	7,524,221.771	0.000	25,277,769.828
Inflation-Linked Bond	5,538,647.800	42,328,761.764	1,402,724.416	49,270,133.980
Money Market	1,006,245,072.127	223,017,043.416	84,038,442.180	1,313,300,557.723
Lifecycle 2010 Fund	0.000	154,867.423	18,942,056.389	19,096,923.812
Lifecycle 2015 Fund	0.000	164,947.677	14,314,905.438	14,479,853.115
Lifecycle 2020 Fund	0.000	76,453.704	12,689,748.062	12,766,201.766
Lifecycle 2025 Fund	0.000	136,159.483	10,074,512.647	10,210,672.130
Lifecycle 2030 Fund	0.000	92,223.374	8,700,077.182	8,792,300.556
Lifecycle 2035 Fund	0.000	73,306.189	6,575,495.168	6,648,801.357
Lifecycle 2040 Fund	0.000	122,407.987	8,686,193.270	8,808,601.257
	1,362,990,205.642	905,942,609.717	432,796,296.062	2,701,729,111.421

The number of votes you have is equal to the dollar value of your accumulation in each of the Funds on July 31, 2007. We will count fractional votes.

How Many Votes Are Needed for a Quorum or to Pass a Vote?

We will have a quorum for the meeting if 10 percent of the votes entitled to be cast are voted. Abstentions are counted in determining whether a quorum has been reached. The outcome of the election of Trustees will be decided by a majority of the eligible votes present in person or represented by proxy.

If a quorum is not present at the meeting, or if a quorum is present at the meeting but sufficient votes to approve the proposed item are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the meeting to permit further solicitation of additional votes.

Each Trustee will be elected if he or she receives more “for” votes than “against” as to him/her.

I. ELECTION OF TRUSTEES

The purpose of the special meeting is to elect members to the Board. The Funds’ Trustees are elected to serve until their successors shall take office. Pursuant to a resolution of the Board, the number of Trustees has been fixed at nine. Under the law, the Board can fill vacancies between meetings, if in doing so, after an appointment, at least two-thirds of the Trustees then holding office would have been elected by shareholders.

At this meeting, you are being asked to elect to the Board eight current members (including Mr. Berkley and Drs. Poterba and Starks who were previously appointed as Trustees by the Board) and one new nominee (Ms. Eckl). Information about each of these nominees is set forth below. It is intended that the enclosed proxy will be voted FOR the election of these nine nominees unless otherwise indicated in the proxy.

Each nominee was first recommended to the Nominating and Governance Committee of the Board. This committee consists of Trustees who are also themselves nominees and, like all the other members of the Board, are not “interested persons” as such term is defined in the Investment Company Act of 1940. The three current Trustees who were previously appointed by the Board (Mr. Berkley and Drs. Poterba and Starks) were each recommended to the committee by current Trustees. Ms. Eckl was recommended to the committee by a retained third-party search firm.

Each of the nominees has consented to serve if elected. If any nominee is unavailable to serve when the meeting is held, the proxy agents may cast your votes for a substitute chosen by the Board.

In addition to the information listed, each of the nominees either currently serves or is a nominee to serve as a member of the boards of trustees of the College Retirement Equities Fund (“CREF”), and the TIAA-CREF Life Funds and the management committee of TIAA Separate Account VA-1.

The Board, which is composed entirely of individuals who are not “interested persons” of the Funds or of Teachers Advisors, Inc., the Funds’ investment adviser, unanimously recommends that the shareholders of the Funds vote FOR the election of each of the nominees.

I. ELECTION OF TRUSTEES continued

INFORMATION CONCERNING NOMINEES

Forrest Berkley, 53, was a partner from 1990 to 2005 and Head of Global Product Management from 2003 to 2005 of GMO (formerly, Grantham, Mayo, Van Otterloo & Co.), an investment management firm, and a member of its asset allocation portfolio management team from 2003 to 2005. He is a member and former Chairman of the Investment Committee of the Maine Community Foundation, a director and member of the Investment Committee of the Maine Coast Heritage Trust and the Boston Athenaeum, a director of the Appalachian Mountain Club, and a member of the Investment Committee of the Gulf of Maine Research Institute. He is also a member of the Investment Committee of the Carnegie Endowment for International Peace. Mr. Berkley received a B.A. from Yale University and an M.B.A. and a law degree from Harvard University. He has served as a Funds’ Trustee since 2006.

Nancy A. Eckl, 44, was Vice President of American Beacon Advisors, Inc., an investment management firm, and of the American Beacon Funds (open-end mutual funds) from 1990 to 2006. Ms. Eckl also served as Vice President of certain other funds advised by American Beacon Advisors. Ms. Eckl is an independent director of The Lazard Funds, Inc. and Lazard Retirement Series, Inc. (both open-end mutual funds), Lazard Global Total Return and Income Fund, Inc. and Lazard World Dividend and Income Fund, Inc. (both New York Stock Exchange listed closed-end funds), and an independent member of the board of managers of Lazard Alternative Strategies Fund, L.L.C. (a closed-end investment company). Ms. Eckl has a B.B.A. in Accounting from the University of Notre Dame and is a Certified Public Accountant in the State of Texas. Ms. Eckl is a first-time nominee to the Board.

INFORMATION CONCERNING NOMINEES continued

Eugene Flood, Jr., 51, has been President, Chief Executive Officer (since 2000) and a Director of Smith Breeden Associates, Inc. an investment adviser, since 1994. Prior to joining Smith Breeden as President and Chief Executive Officer in 2000, he was a Portfolio Manager at Morgan Stanley Asset Management. Dr. Flood serves on the Visiting Committee for the Economics Department and the Dean’s Advisory Committee of the Massachusetts Institute of Technology’s Sloan School of Management, the Board of Visitors of the Fuqua School of Business of Duke University, Board of Visitors of the University of North Carolina at Chapel Hill and the Board of Directors of the Society of Quantitative Analysts. In addition, Dr. Flood has worked as a consultant for a variety of private sector companies and government agencies. Dr. Flood has a B.A. in Economics from Harvard University and a Ph.D. in Economics from the Massachusetts Institute of Technology. Dr. Flood has served as a Funds’ Trustee since 2005.

Howell E. Jackson, 53, has been on the faculty of the Harvard Law School since 1989, and has been James S. Reid, Jr. Professor of Law since 2004 and served as Vice Dean for Budget from 2003 to 2006. Professor Jackson has a B.A. from Brown University and a joint J.D./M.B.A. from Harvard University. Professor Jackson has served as a Funds’ Trustee since 2005.

Nancy L. Jacob, 64, is President and Founder (since October 2006) of NLJ Advisors Inc., an investment adviser. She was President and Managing Principal of Windermere Investment Associates from 1997 to June 2006. She was previously Chairman and Chief Executive Officer of CTC Consulting, Inc. (1994-1997), and Executive Vice President, U.S. Trust of the Pacific Northwest (1993-1996). She is Director and Chairman of the Investment Committee of the Okabena Company, a financial services firm. Dr. Jacob received a B.A. from the University of Washington and a Ph.D. from the University of California, Irvine. Dr. Jacob has served as a Funds’ Trustee since 1999.

INFORMATION CONCERNING NOMINEES continued

Bridget A. Macaskill, 59, is the Principal of BAM Consulting LLC, an independent financial services consulting firm, which she founded in 2003. Ms. Macaskill is also an Independent Consultant for Merrill Lynch (since 2003) appointed under the terms of the Global Research Settlement. Ms. Macaskill was Chairman and Chief Executive Officer of Oppenheimer Funds, Inc. from 2000 to 2001. She joined Oppenheimer Funds, Inc. in 1983 and served in various capacities at that firm, being appointed Chief Operating Officer in 1989, President in 1991, Chief Executive Officer in 1995, and Chairman in 2000. Ms. Macaskill serves on the boards of directors of Federal National Mortgage Association (Fannie Mae), Prudential plc, Scottish & Newcastle plc, and on the boards of a number of not-for-profit organizations. She received a B.S. with honors from the University of Edinburgh. Ms. Macaskill has served as a Funds’ Trustee since 2003.

James M. Poterba, 49, is the Mitsui Professor of Economics (since 1996) and the Head of the Economics Department (since 2006) at the Massachusetts Institute of Technology, where he has taught since 1983. From 1994 to 2000 and 2001 to 2006, he was Associate Head of the Economics Department at MIT. He has been the Director of the Public Economics Research Program at the National Bureau of Economic Research since 1991. He is a Fellow of the American Academy of Arts and Sciences and the Econometric Society and has served as a director of the American Finance Association and as a member of the Executive Committee of the American Economic Association. Dr. Poterba is a director of The Jeffrey Company and Jeflion Company. He holds an A.B. from Harvard College and an M.Phil. and a D.Phil. from Oxford University. Dr. Poterba has served as a Funds’ Trustee since 2006.

Maceo K. Sloan, 57, has been the Chairman, President and Chief Executive Officer of Sloan Financial Group, Inc. since 1991; Chairman, Chief Executive Officer and Chief Investment Officer of NCM Capital Management Group, Inc., since 1991; and Chairman and CEO, NCM Capital Advisers Inc. since 2003. Mr. Sloan is a director of SCANA Corporation and M&F Bancorp, Inc. Mr. Sloan received a B.A. from Morehouse College, an M.B.A. from Georgia State University, and a J.D. from North Carolina Central University School of Law. Mr. Sloan has served as a Funds’ Trustee since 2001.

INFORMATION CONCERNING NOMINEES continued

Laura T. Starks, 57, has been Chairman of the Department of Finance, the Charles E. and Sarah M. Seay Regents Chair of Finance, and Director of the AIM Investment Center in the McCombs School of Business since 2000 at the University of Texas at Austin where she has taught since 1987. She was previously the Associate Dean for Research, the Associate Director for Research for the Center for International Business Education and Research, and the Director of the Bureau of Business Research at the University of Texas at Austin. She has served on the Board of Directors of the American Finance Association, the Western Finance Association, and the Financial Management Association and is a Fellow of the Financial Management Association. Dr. Starks served on the Board of Directors of USAA Mutual Fund, Inc.; USAA Tax Exempt Fund, Inc.; USAA Investment Trust; and the USAA State Tax-Free Trust from 2000 to May 2006. She has a B.A. from the University of Texas at Austin, an M.B.A. from the University of Texas at San Antonio, and a Ph.D. from the University of Texas at Austin. Dr. Starks has served as a Funds’ Trustee since 2006.

Current Funds’ Trustees, Nominees and Executive Officers

The following tables include certain information about the Funds’ current Trustees, nominees and executive officers, including positions currently held with the Funds, length of office and time served, and principal occupations in the last five years. The table also includes the number of portfolios in the fund complex overseen by each Trustee and certain directorships held by each of them. The first table includes information about the Funds’ disinterested Trustees and nominees and the second table includes information about the Funds’ officers. There are currently no interested Trustees serving on the Board.

   DISINTERESTED TRUSTEES AND NOMINEES

				Number of
				Portfolios in
	Position(s)	Term of Office	Principal	Fund Complex
	Held with	and Length of	Occupation(s)	Overseen by	Other Directorships
Name, Address and Age	the Funds	Time Served	During Past 5 Years	Trustee	Held by Trustees
Forrest Berkley c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 Date of Birth (“DOB”): April 1954	Trustee	Indefinite term. Trustee since 2006.	Retired. Partner (1990 – 2005) and Head of Global Product Management (2003 – 2005), GMO (formerly, Grantham, Mayo, Van Otterloo & Co.) (investment management); and member of asset allocation portfolio management team, GMO (2003 – 2005).	55	Director and member of the Investment Committee, the Maine Coast Heritage Trust and the Boston Athenaeum; and Director, Appalachian Mountain Club.

Nancy A. Eckl c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: October 1962	Nominee	N/A	Former Vice President (1990 – 2006), American Beacon Advisors, Inc. and Vice President of certain funds advised by American Beacon Advisors, Inc.	55	Director, The Lazard Funds Inc., Lazard Retirement Series, Inc., Lazard Global Total Return and Income Fund, Inc., Lazard World Dividend and Income Fund, Inc., and Member of the Board of Managers, Lazard Alternative Strategies Fund, L.L.C.

Eugene Flood, Jr. c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: October 1955	Trustee	Indefinite term. Trustee since 2005.	President and Chief Executive Officer (since 2000) and a Director (since 1994) of Smith Breeden Associates, Inc. (investment adviser).	55	None

Howell E. Jackson c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: January 1954	Trustee	Indefinite term. Trustee since 2005.	James S. Reid, Jr. Professor of Law (since 2004), and Vice Dean for Budget (2003 – 2006) and on the faculty (since 1989) of Harvard Law School.	55	None

   DISINTERESTED TRUSTEES AND NOMINEES continued

				Number of
				Portfolios in
	Position(s)	Term of Office	Principal	Fund Complex
	Held with	and Length of	Occupation(s)	Overseen by	Other Directorships
Name, Address and Age	the Funds	Time Served	During Past 5 Years	Trustee	Held by Trustees
Nancy L. Jacob c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: January 1943	Chairman of the Board, Trustee	Indefinite term. Trustee since 1999.	President and Founder (since October 2006) of NLJ Advisors, Inc. (investment adviser). Formerly, President and Managing Principal, Windermere Investment Associates (1997 – 6/2006).	55	Director and Chairman of the Investment Committee of the Okabena Company (financial services).

Bridget A. Macaskill c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: August 1948	Trustee	Indefinite term. Trustee since 2003.	Principal and Founder, BAM Consulting, LLC (financial services consulting), Independent Consultant for Merrill Lynch (since 2003). Formerly Chairman, Oppenheimer Funds, Inc. (2000 – 2001); Chief Executive Officer (1995 – 2001); President (1991– 2000); and Chief Operating Officer of that firm.	55	Director, Prudential plc, Scottish & Newcastle plc (brewer), Federal National Mortgage Association (Fannie Mae), International Advisory Board and British-American Business Council.

James M. Poterba c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: July 1958	Trustee	Indefinite term. Trustee since 2006.	Head (since 2006) and Associate Head (1994 – 2000 and 2001 – 2006), Economics Department, Massachusetts Institute of Technology (MIT), Mitsui Professor of Economics, MIT (since 1996); Program Director, National Bureau of Economic Research (since 1991).	55	The Jeffrey Company and Jeflion Company (unregistered investment companies).

   DISINTERESTED TRUSTEES AND NOMINEES continued

				Number of
				Portfolios in
	Position(s)	Term of Office	Principal	Fund Complex
	Held with	and Length of	Occupation(s)	Overseen by	Other Directorships
Name, Address and Age	the Funds	Time Served	During Past 5 Years	Trustee	Held by Trustees
Maceo K. Sloan c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: October 1949	Trustee	Indefinite term. Trustee since 2001.	Chairman, President and Chief Executive Officer, Sloan Financial Group, Inc. (since 1991); Chairman, CEO and CIO, NCM Capital Management Group, Inc. (since 1991); and Chairman and CEO, NCM Capital Advisers Inc. (since 2003).	55	Director, SCANA Corporation (energy holding company) and M&F Bancorp, Inc.

Laura T. Starks c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: February 1950	Trustee	Indefinite term. Trustee since 2006.	Chairman, Department of Finance, the Charles E. and Sarah M. Seay Regents Chair in Finance (since 2002), and Director, AIM Investment Center, McCombs School of Business, University of Texas at Austin (since 2000); Professor, University of Texas at Austin (since 1987); and Fellow, Financial Management Association (since 2002). Formerly, Associate Dean for Research (2001 – 2002); and Associate Director for Research, the Center for International Business Education and Research, University of Texas at Austin (2002 – 2003) and Director of the Bureau of Business Research, University of Texas at Austin (2001 – 2002).	55	None

   OFFICERS

	Position(s)	Term of Office
	Held with	and Length of
Name, Address and Age	the Funds	Time Served	Principal Occupation(s) During Past 5 Years
Scott C. Evans TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: May 1959	President and Principal Executive Officer	One-year term. President and Principal Executive Officer since February 2007.	Principal Executive Officer and President of TIAA-CREF Institutional Mutual Funds and TIAA-CREF Life Funds (collectively, the “TIAA-CREF Mutual Funds”) (since 2007). Executive Vice President (since 1999) and Head of Asset Management (since 2006) of TIAA CREF and TIAA Separate Account VA-1. Director of TPIS (since 2006)and Advisors (since 2004). President and Chief Executive Officer of Investment Management and Advisors, and Manager of Investment Mangement (since 2004). Formerly, Executive Vice President and Head of Asset Management of the TIAA-CREF Mutual Funds (2006-2007); Manager of TIAA Realty Capital Management, LLC (2004-2006); and Chief Investment Officer of TIAA (2004-2006) and the TIAA-CREF Funds Complex (2003-2005).

Philip G. Goff TIAA-CREF |730 Third Avenue New York, NY 10017-3206 DOB: November 1963	Principal Financial Officer, Principal Accounting Officer and Treasurer	One-year term. Principal Financial Officer, Principal Accounting Officer and Treasurer since February 2007.	Principal Financial Officer, Principal Accounting Officer and Treasurer of the TIAA-CREF Mutual Funds (since 2007). Formerly, Chief Financial Officer, Van Kampen Funds (2005-2006); and Vice President and Chief Financial Officer, Enterprise Capital Management and the Enterprise Group of Funds (1995-2005).

I. Steven Goldstein TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: September 1952	Executive Vice President	One-year term. Executive Vice President since 2003.	Executive Vice President, Public Affairs, of TIAA and the TIAA-CREF Fund Complex (since 2003). Formerly,Director, TIAA-CREF Life (2003 – 2006); Adviser for McKinsey & Company (2003); Vice President, Corporate Communications for Dow Jones & Co. and The Wall Street Journal (2001 – 2002); and Senior Vice President and Chief Communications Officer for Insurance Information Institute (1993-2001).

E. Laverne Jones TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: March 1949	Vice President and Corporate Secretary	One-year term. Vice President and Corporate Secretary since 1998.	Vice President and Corporate Secretary of TIAA and CREF (since 1998) and of the other funds in the TIAA-CREF Fund Complex (since 2001).

   OFFICERS continued

	Position(s)	Term of Office
	Held with	and Length of
Name, Address and Age	the Funds	Time Served	Principal Occupation(s) During Past 5 Years
George W. Madison TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: October 1953	Executive Vice President and General Counsel	One-year term. Executive Vice President and General Counsel since 2003.	Executive Vice President and General Counsel of TIAA and the TIAA-CREF Fund Complex (since 2003). Formerly, Executive Vice President, Corporate Secretary, and General Counsel of Comerica Incorporated (1997 – 2003).

Erwin W. Martens TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: March 1956	Executive Vice President	One-year term. Executive Vice President since 2003.	Executive Vice President, Risk Management of TIAA and the TIAA-CREF Fund Complex (since 2003). Director of Advisors, TPIS, and Manager of Investment Management. Formerly, Managing Director and Chief Risk Officer, Putnam Investments (1999 – 2003); and Head and Deputy Head of Global Market Risk Management Putnam Investments (1997 – 1999).

Dermot J. O’Brien TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: March 1966	Executive Vice President	One-year term. Executive Vice President since 2003.	Executive Vice President, Human Resources, of TIAA and the TIAA-CREF Fund Complex (since 2003). Formerly Director, TIAA-CREF Life (2003 – 2006); First Vice President and Head of Human Resources, International Private Client Division, Merrill Lynch & Co. (1999 – 2003); and Vice President and Head of Human Resources, Japan Morgan Stanley (1998 – 1999).

Eric C. Oppenheim TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: July 1948	Vice President and Acting Chief Compliance Officer	One-year term. Vice President and Acting Chief Compliance Officer since 2005.	Vice President and Acting Chief Compliance Officer of the TIAA-CREF Fund Complex (since 2005). Vice President of Investment Management and Advisors (since 2006). Formerly, Acting Chief Compliance Officer of Tuition Financing and Chief Compliance Officer, Advisors and Services (2005 – 2006), Vice President and Compliance Officer of TIAA (2004 – 2005); First Vice President and Manager of Compliance and Centralized Trust Functions, Private Banking Division Comerica Incorporated (2001 – 2004); and Manager of Compliance and Regulatory Affairs, Investment Bank Division, Comerica Incorporated (1993 – 2001).

   OFFICERS continued

	Position(s)	Term of Office
	Held with	and Length of
Name, Address and Age	the Funds	Time Served	Principal Occupation(s) During Past 5 Years
Bertram L. Scott TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: March 1951	Executive Vice President	One-year term. Executive Vice President since 2001.	Executive Vice President, Strategy Implementation and Policy of TIAA and the TIAA-CREF Fund Complex (since 2006). Director and President of TIAA-CREF Enterprises, Inc. (since 2000). Formerly, Executive Vice President, Product Management of TIAA and TIAA- CREF Fund Complex (2000 – 2005); and President and Chief Executive Officer, Horizon Mercy (1996 – 2000).

Edward D. Van Dolsen TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: April 1958	Executive Vice President	One-year term. Executive Vice President since 2006.	Executive Vice President, Institutional Client Services (since 2006). Director of Tuition Financing and Manager of Services. Formerly Senior Vice President, Pension Products (2003 – 2006), Vice President, Support Services (1998 – 2003), of TIAA and the TIAA-CREF Fund Complex.

Trustee Equity Ownership

The following table includes information relating to equity securities beneficially owned by all current Funds Trustees and nominees in the Funds and in all registered investment companies in the same family of investment companies (the “TIAA-CREF Fund Complex”) as of July 31, 2007. The TIAA-CREF Fund Complex includes CREF, TIAA Separate Account VA-1, TIAA-CREF Life Funds and the Funds. The TIAA-CREF Mutual Funds were part of the complex until they merged into the Funds effective April 20, 2007. The amounts reported below include amounts contributed to CREF accounts for the benefit of the non-employee Trustees pursuant to Funds’ long-term compensation plan for non-employee Trustees.

DISINTERESTED TRUSTEES AND NOMINEES

Aggregate Dollar Range
of Equity Securities in All
Registered Investment
Companies Overseen by
	Dollar Range of Equity	Trustee in the TIAA-CREF
Name of Trustee	Securities in the Funds	Fund Complex
Forrest Berkley(1)	International Equity Fund — Retirement $50,001 - $100,000	Over $100,000
Nancy A. Eckl(2)	Growth & Income Fund — Retirement $10,001 - $50,000	$10,001 - $50,000
Eugene Flood, Jr.	International Equity Fund — Retirement $50,001 - $100,000	Over $100,000

S&P 500 Index — Retirement over $100,000
Howell E. Jackson	International Equity Index Fund — Retirement $1 - $10,000	Over $100,000
Mid Cap Blend Index Fund — Retirement $1 - $10,000
Small Cap Growth Index Fund — Retirement $1 - $10,000
Small Cap Value Index Fund — Retirement $1 - $10,000
Social Choice Equity Fund — Retirement $1 - $10,000
Nancy L. Jacob	None	Over $100,000
Bridget A. Macaskill	International Equity Fund — Retirement $50,001 - $100,000	Over $100,000
Large Cap Value Fund — Retirement $50,001 - $100,000
Mid Cap Growth Fund — Retirement $50,001 - $100,000
Mid Cap Value Fund — Retirement $50,001 - $100,000
Small Cap Equity Fund — Retirement $50,001 - $100,000
James M. Poterba(3)	None	Over $100,000
Maceo K. Sloan	None	Over $100,000
Laura T. Starks(4)	Lifecycle Fund 2010 — $10,001 - $50,000	Over $100,000

(1)	Mr. Berkley was appointed to the boards and management committee effective September 19, 2006.

(2)	Ms. Eckl was appointed as a trustee of CREF effective May 15, 2007.

(3)	Dr. Poterba was appointed to the boards and management committee effective April 3, 2006, and elected as a trustee of CREF by its participants on July 18, 2006.

(4)	Dr. Starks was appointed to the boards and management committee effective July 18, 2006, and elected as a trustee of CREF by its participants on July 18, 2006.

Trustee Compensation

The following table discloses the aggregate compensation received from the Funds and the TIAA-CREF Fund Complex for each current and former non-officer Trustee for the year ended September 30, 2006. The Funds’ officers receive no compensation from any fund in the TIAA-CREF Fund Complex.

DISINTERESTED TRUSTEES

		Long-Term
		Performance
		Compensation
		Contribution	Total Compensation
	Compensation	As Part of Fund	From TIAA-CREF
Name	From the Funds	Expenses	Fund Complex(1)
Forrest Berkley(2)	$2,299.32	$1,878.53	$ 83,400.00
Nancy A. Eckl(3)	N/A	N/A	N/A
Willard T. Carleton(4)	$4,144.99	$2,711.77	$142,350.00
Eugene Flood, Jr.	$5,692.98	$3,651.03	$192,000.00
Howell E. Jackson	$5,249.47	$3,651.03	$182,600.00
Nancy L. Jacob	$7,980.16	$3,651.03	$238,800.00
Bevis Longstreth(4)(5)	$4,227.93	$2,711.77	$144,300.00
Bridget A. Macaskill	$4,802.42	$3,651.03	$173,600.00
James M. Poterba(5)(6)	$4,775.07	$2,778.29	$153,000.00
Maceo K. Sloan	$5,746.57	$3,651.03	$192,600.00
Laura T. Starks(5)(7)	$2,818.99	$1,864.84	$ 94,200.00
Ahmed H. Zewail(4)(5)	$2,417.03	$2,711.77	$106,200.00

(1)	For purposes of this table, the TIAA-CREF Fund Complex includes the TIAA-CREF Mutual Funds. However, the TIAA-CREF Mutual Funds merged into the Funds effective April 20, 2007.

(2)	Mr. Berkley was appointed to the boards and management committee effective September 19, 2006.

(3)	Ms. Eckl was appointed as a trustee of CREF effective May 15, 2007.

(4)	These are former Trustees. Dr. Carleton and Mr. Longstreth retired from the boards and management committee effective July 18, 2006. Dr. Zewail retired from the same effective October 1, 2006.

(5)	This compensation, or a portion of it, was not actually paid based on the prior election of the Trustee to defer receipt of payment in accordance with the provisions of a deferred compensation plan for non-officer Trustees. Excluding this year’s deferrals, a total of $1,040,265.09 earned across the fund complex has been deferred for prior years’ service, including interest through year-end 2006 for all current Trustees who had elected to defer their compensation.

(6)	Dr. Poterba was appointed to the boards and management committee effective April 3, 2006, and elected as a trustee of CREF by its participants on July 18, 2006.

(7)	Dr. Starks was appointed to the boards and management committee effective July 18, 2006, and elected as a trustee of CREF by its participants on July 18, 2006.

The Funds have a long-term compensation plan for non-officer Trustees. Currently, under this unfunded plan, annual contributions equal to $75,000 are allocated to notional CREF and Teachers Insurance and Annuity Association of America (“TIAA”) annuity accounts chosen by the Trustee. Benefits will be paid after the Trustee leaves the Board in a lump sum or in annual installments over 5, 10, 15 or 20 years, as requested by the individual Trustee. The Board may waive the mandatory retirement policy for the Trustees, which would delay the commencement of benefit payments until the Trustee eventually retires from the Board. Pursuant to a separate deferred compensation plan, non-officer Trustees also have the option to defer payments of their basic retainer, additional retainers and/or meeting fees and allocate those amounts to notional CREF and TIAA accounts chosen by the individual Trustee. Benefits under that plan are also paid in a lump sum or annual installments over 5, 10, 15 or 20 years, as requested by the Trustee, after the Trustee leaves the Board. The compensation table above does not reflect any payments under the long-term compensation plan.

Non-officer Trustees are compensated at the following rates effective January 1, 2007: an annual retainer of $50,000; a Board and committee meeting fee of $2,500; an annual long-term compensation contribution of $75,000; a Board chair fee of $25,000; a committee chair fee of $10,000 ($15,000 for the chairs of the Audit and Compliance Committee and Operations Committee); and an Operations Committee and Audit and Compliance Committee member fee of $5,000. Trustee compensation reflects service to all of the investment companies within the TIAA-CREF Fund Complex and is prorated to those companies based upon assets under management. The level of compensation is evaluated regularly and is based on a study of compensation at comparable companies, the time and responsibilities required of the Trustees, and the need to retain and attract well-qualified Board members.

Trustees who are active officers of any fund within the TIAA-CREF Fund Complex or TIAA do not receive any additional compensation for their services as Trustees.

Committees

Currently, the Board and each Board committee consist entirely of independent Trustees. Every year the Board appoints Trustees to certain standing committees with specific responsibilities for aspects of the Funds’ operations. These are:

(1)	An Audit and Compliance Committee (formerly called the “Audit Committee”), which, using external resources as necessary, assists the Board in fulfilling its oversight responsibilities for financial and operations reporting, internal control and compliance with laws, regulations and ethics. In August 2006, the Board renamed the Audit Committee the Audit and Compliance Committee. The Audit and Compliance Committee is charged with, among other things, approving the appointment, compensation, retention (or termination) and overseeing of the work of the independent registered public accounting firm. The Audit and Compliance Committee has adopted a formal written charter which may be found at www.tiaa-cref.org/about/governance/corporate/topics/committee_ charters.html. During the fiscal year ended September 30, 2006, the Audit and

Compliance Committee held seven meetings. The current members of the Audit and Compliance Committee are Mr. Sloan (chair), Mr. Berkley, Ms. Macaskill and Dr. Poterba. Mr. Sloan has been designated as the “audit committee financial expert” as defined by the Securities and Exchange Commission.

(2)	An Operations Committee, which assists the Board in fulfilling its oversight responsibilities with respect to operational matters of the Funds. The Operations Committee was established in 2006 as a new standing committee of the Board and is charged with, among other things, overseeing contracts with third-party service providers, reviewing portfolio transactions and certain legal, compliance, finance, sales and marketing matters. The Operations Committee has adopted a formal written charter which may be found at www.tiaa-cref.org/about/ governance/corporate/topics/committee_charters.html. During the fiscal year ended September 30, 2006, the Operations Committee held four meetings. The current members of the Operations Committee are Professor Jackson (chair), Ms. Eckl, Dr. Flood, Dr. Jacob and Dr. Starks.

(3)	An Investment Committee, (formerly called the “Finance Committee”), which assists the Board in fulfilling its oversight responsibilities for the management of the Funds’ investments subject to appropriate oversight by the full Board. The Investment Committee has adopted a formal written charter which may be found at www.tiaa-cref.org/about/governance/corporate/topics/committee_ charters.html. During the fiscal year ended September 30, 2006, the Investment Committee held four meetings. The current members of the Investment Committee are Dr. Flood (chair), Mr. Berkley, Ms. Eckl, Dr. Jacob, Ms. Macaskill, Dr. Poterba and Mr. Sloan.

(4)	A Corporate Governance and Social Responsibility Committee, which assists the Board in fulfilling its oversight responsibilities for all corporate social responsibility and corporate governance issues including the voting of proxies of portfolio companies of the Funds and the initiation of appropriate shareholder resolutions. During fiscal year ended September 30, 2006, the Corporate Governance and Social Responsibility Committee held nine meetings. The current members of the Corporate Governance and Social Responsibility Committee are Dr. Poterba (chair), Professor Jackson and Dr. Starks. The Corporate Governance and Social Responsibility Committee has adopted a formal written charter which may be found at www.tiaa-cref.org/about/governance/corporate/topics/ committee_charters.html.

(5)	An Executive Committee, which generally is vested with full Board powers between Board meetings on matters not specifically addressed by the full Board. During fiscal year ended September 30, 2006, the Executive Committee did not hold any meetings. The current members of the Executive Committee are Dr. Jacob (chair), Dr. Flood, Professor Jackson, Dr. Poterba and Mr. Sloan.

(6)	A Nominating and Governance Committee, which nominates certain of the Funds officers and the members of the Standing Committees of the Board, recommends candidates for election as Trustees and handles other governance matters for the Funds. During fiscal year ended September 30, 2006, the Nominating and Governance Committee held nine meetings. The charter for the Funds Nominating and Governance Committee may be found at www.tiaa-cref.org/about/ governance/corporate/topics/committee_charters.html. The current members of the Nominating and Governance Committee are Dr. Jacob (chair), Dr. Flood, Mr. Sloan and Dr. Starks.

Board Meetings

There were fourteen meetings of the Board during 2006. All current Trustees who served during 2006 attended at least 75 percent of the meetings of the Board and Board committees of which they were members.

Trustee Nomination Process

The Funds solicit names of candidates for the Board from shareholders as part of the balloting process. Those names are transmitted to the Funds’ Nominating and Governance Committee (the “Committee”) for its review and consideration. The Committee welcomes the names of candidates from participating institutions and educational organizations, and from such other sources as the Committee may determine.

Shareholders may submit recommendations for candidates to the Board by forwarding the names and backgrounds of nominees to the Secretary of the Funds. The Committee may, from time to time, retain third-party search firms to identify nominee candidates whose competencies meet criteria the Board deems important to the Funds. In addition, the Committee will invite recommendations from current Trustees and others.

The Committee reviews the information submitted on the backgrounds and qualifications of those persons recommended. In considering current Trustees for renomination to the Board, the Committee will evaluate each Trustee’s Board and committee participation, contributions to the management of the Funds and attendance at Board and Committee meetings. In preparing a slate of Trustee candidates, the Committee seeks to ensure broad, diverse representation of academic, business and professional experience. The Committee submits its final nominations to the Funds’ Board.

Recommendations from Shareholders Regarding Nominations

Shareholders can recommend future nominees by keying in candidate recommendations at the following website: http://www.tiaa-cref.org/crefnominees or by writing to the Secretary of the Funds, 730 Third Avenue, New York, New York 10017-3206.

Trustee Qualifications

The Board has determined that it should be composed of individuals who can contribute sound business judgment to Board deliberations and decisions, based on their relevant business, management, professional, academic or governmental service experience. Candidates for the Board should have reached a senior level in their chosen field, be of uncompromised integrity, and be able to fulfill their responsibilities as Trustees without conflict with the Funds. The Board should reflect diversity of gender, race, age and experience and at least one Trustee should qualify as an audit committee financial expert for service on the audit committee. Each Trustee should be prepared to devote substantial time and effort to the Funds’ Board duties and should limit the number of their other board memberships in order to provide such service to the Funds. Candidates for the Board should be individuals with an understanding of and affinity for academia, and a demonstrated ability to work in a constructive manner with other Board members and management.

When seeking to fill a specific opening on the Board, the Nominating and Governance Committee will consider the specific needs of the Board at the time to assure an overall balance and range of specialized knowledge, skills, expertise and diversity to provide the foundation for a successful Board.

A candidate for service as an independent Trustee must not be an “interested person,” as that term is defined in the Investment Company Act of 1940, of the Funds, and must otherwise meet the independence requirements of the New York Stock Exchange or applicable rules. Each candidate must provide such information requested by the Funds as may be reasonably necessary to enable the Board to assess the candidate’s eligibility.

Shareholder Communications with Trustees

Letters or e-mails from shareholders addressed to the Board or individual Trustees may be sent to the Corporate Secretary’s office at 730 Third Avenue, New York, NY 10017-3206. These communications will be forwarded to the Funds’ chairman in accordance with established policies concerning shareholder communications that have been approved by a majority of independent Trustees.

Trustee Attendance at Annual Meetings

The Funds are not required to and do not typically hold annual meetings of shareholders. Consequently, the Funds do no have a policy with regard to a Trustee’s attendance at annual meetings.

II. THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP (“PwC”) served as the independent registered public accounting firm (“Independent Auditor”) to the Funds for the fiscal year ended September 30, 2006, and the Board, all of whom are independent Trustees, has chosen to continue with the services of PwC for fiscal year 2007. PwC was selected following a competitive bidding process that had been initiated in November 2004 by TIAA and the TIAA-CREF Fund Complex.

In making their selection, the Board discussed with PwC all issues involving relationships among PwC, TIAA and the TIAA-CREF Fund Complex, and their affiliates, that could reasonably be thought to bear on PwC’s independence, and concluded that PwC was independent. PwC confirmed its independence to the Board. As part of this process, the Board considered that while PwC would also serve as the Independent Auditor for TIAA, TIAA-CREF Investment Management, LLC (the investment adviser to CREF) and Teachers Advisors, Inc. (the investment adviser to the Funds as well as to the other funds (other than CREF) that are in the TIAA-CREF Fund Complex), this would not compromise PwC’s independence. They considered that this arrangement would produce a more cost-effective audit and received an agreement from PwC that the Board would be informed if any non-privileged material issues arose in the course of the audit of TIAA and its subsidiaries. Additionally, the Board took into consideration that the TIAA-CREF Funds’ and TIAA’s audits would be overseen by different PwC audit partners.

As the Funds’ independent registered public accounting firm, PwC will perform independent audits of the Funds’ financial statements.

Representatives of PwC will attend the meeting and be available at the meeting to respond to questions, but it is not expected that they will make any statement at the meeting.

Audit Fees

PwC’s fees for professional services rendered for the audit of the Funds’ annual financial statements for the years ended September 30, 2006, and September 30, 2005, were approximately $1,775,800 and $982,400, respectively.

Audit-Related Fees

PwC’s fees for audit-related services rendered to the Funds for the fiscal years ended September 30, 2006, and September 30, 2005, were approximately $40,000 and $0, respectively.

Tax Fees

PwC’s fees for professional services related to tax compliance, tax advice, and tax planning for the fiscal years ended September 30, 2006, and September 30, 2005, were approximately $110,200 and $86,300, respectively.

All Other Fees

There were no fees paid to PwC for any other services rendered to the Funds for the years ended September 30, 2006, and September 30, 2005.

Preapproval Policy

The Audit and Compliance Committee has adopted a Preapproval Policy for External Audit Firm Services (“Policy”). The Policy describes the types of services that may be provided by the Independent Auditor to the Funds without impairing the Independent Auditor’s independence. Under the Policy, the Audit and Compliance Committee is required to preapprove services to be performed by the Funds’ Independent Auditor in an effort to ensure that such services do not impair the Independent Auditor’s independence.

The Policy requires the Audit and Compliance Committee to: (i) appoint the Independent Auditor to perform the financial statement audit for the Funds and certain of its affiliates, including approving the terms of the engagement and (ii) preapprove the audit, audit-related and tax services to be provided by the Independent Auditor and the fees to be charged for provision of such services from year to year.

All services provided by the Independent Auditor to the Funds, its investment adviser or affiliates for 2006 were preapproved by the Audit and Compliance Committee pursuant to the Policy.

Auditor Fees for Related Entities

The aggregate non-audit fees billed by PwC for services rendered to the Funds and its adviser and affiliates of the adviser performing ongoing services to the Funds for the years ended September 30, 2006, and September 30, 2005, were approximately $1,085,400 and $640,300, respectively.

III. ADDITIONAL INFORMATION

Investment Advisory and Distribution Arrangements

Teachers Advisors, Inc. (“Teachers Advisors”) manages the assets of the Funds. It is a subsidiary of TIAA that is registered as an investment adviser under the Investment Advisers Act of 1940.

The shares of the Funds are distributed by Teachers Personal Investors Services, Inc. (“TPIS”), a subsidiary of TIAA that is registered as a broker/dealer and is a member of the National Association of Securities Dealers, Inc. The TIAA Board of Overseers, a New York not-for-profit membership corporation, owns all of the stock of TIAA. The address for Teachers Advisors and TPIS is 730 Third Avenue, New York, New York 10017-3206.

Beneficial Ownership

Principal Holders of Fund Shares

The following is a list of all shareholders known by the Funds to own of record or beneficially 5% or more of any class of any of the Funds, as of July 25, 2007:

SEI Private Trust Company
One Freedom Valley Drive
Oaks, PA 19456

*	The following shares are held for the benefit of clients of TIAA-CREF Trust Company, FSB.

	Percent of
Fund/Class	Holdings	Shares*
High Yield Fund II — Institutional Class	54.24%	11,981,487.23
Short-Term Bond Fund II — Institutional Class	53.57%	8,430,993.58
Tax-Exempt Bond Fund II — Institutional Class	30.91%	2,320,188.50
Mid-Cap Growth Index — Institutional Class	73.43%	2,168,792.38
Inflation Linked Bond — Institutional Class	5.60%	2,374,108.05
Small-Cap Value Index — Institutional Class	5.52%	383,725.25
Mid-Cap Growth — Institutional Class	6.11%	180,571.20
Mid-Cap Value — Institutional Class	5.41%	147,078.32
S&P 500 Index — Institutional Class	30.35%	16,213,453.90
Large-Cap Growth Index — Institutional Class	23.36%	4,556,207.14
Small-Cap Equity — Institutional Class	28.61%	3,066,289.74
International Equity — Institutional Class	34.84%	17,815,043.16
Real Estate Securities — Institutional Class	21.30%	3,588,164.34
Growth & Income — Institutional Class	97.64%	9,174,170.13
Equity Index — Institutional Class	14.12%	10,192,636.04
Social Choice Equity — Institutional Class	60.48%	8,482,845.14
Managed Allocation Fund II — Institutional Class	50.38%	215,221.84
Large-Cap Value Index — Institutional Class	31.00%	6,485,188.77
Mid-Cap Blend Index — Institutional Class	68.75%	3,892,195.74
Mid-Cap Value Index — Institutional Class	4.62%	3,113,683.40
Small-Cap Blend Index — Institutional Class	2.87%	3,094,583.81
International Equity Index — Institutional Class	15.64%	3,241,761.33
Bond — Institutional Class	21.26%	33,548,035.91

CHET (529 Plan)
Office of the Treasurer
55 Elm Street
Hartford, CT 06106

	Percent of
Fund/Class	Holdings	Shares
Real Estate Securities — Institutional Class	11.57%	1,948,701.47
Inflation-Linked Bond — Institutional Class	19.84%	8,407,083.33
International Equity Index — Institutional Class	11.23%	2,327,542.95
Equity Index — Institutional Class	30.34%	21,900,728.13
Bond — Institutional Class	16.04%	25,315,756.09
Money Market — Institutional Class	23.33%	52,131,887.44
Mid-Cap Growth — Institutional Class	22.50%	556,402.83
Mid-Cap Value — Institutional Class	19.65%	533,999.70
S&P 500 Index — Institutional Class	11.23%	6,001,562.75
Small-Cap Equity	7.05%	755,107.07

Georgia Higher Education Savings Plan Trust (529 Plan)
PO Box 105307
Atlanta, GA 30348-5307

	Percent of
Fund/Class	Holdings	Shares
Real Estate Securities — Institutional Class	10.81%	1,821,865.41
Inflation-Linked Bond — Institutional Class	10.70%	4,536,352.14
S & P 500 Index — Institutional Class	6.82%	3,644,706.24
Small-Cap Blend Index — Institutional Class	7.38%	795,015.99
International Equity Index — Institutional Class	10.10%	2,094,849.99
Equity Index — Institutional Class	20.56%	14,838,893.26
Bond — Institutional Class	7.26%	11,453,816.53
Money Market — Institutional Class	6.16%	13,764,682.21

Michigan Education Savings Program (529 Plan)
Executive Director — Met
Director of Treasury
PO Box 30198
Lansing, MI 48909

	Percent of
Fund/Class	Holdings	Shares
Real Estate Securities — Institutional Class	22.40%	3,773,921.27
Inflation-Linked Bond — Institutional Class	29.34%	12,436,047.30
Large-Cap Growth Index — Institutional Class	45.56%	8,884,682.80
Large-Cap Value Index — Institutional Class	39.71%	8,305,772.43
Small-Cap Blend Index — Institutional Class	12.67%	1,366,200.32
International Equity Index — Institutional Class	22.99%	4,766,482.81
Equity Index — Institutional Class	13.99%	10,102,213.47
Bond — Institutional Class	24.28%	38,309,902.04
Money Market — Institutional Class	38.78%	86,661,484.81
Mid-Cap Growth — Institutional Class	59.33%	1,467,275.89
Mid-Cap Value — Institutional Class	50.12%	1,361,914.08
S&P 500 Index — Institutional Class	29.74%	15,885,939.95
Small-Cap Equity Index — Institutional Class	18.69%	2,003,187.59
International Equity — Institutional Class	12.75%	6,522,002.22

The Minnesota College Savings Plan (529 Plan)
PO Box 64028
St. Paul, MN 55164-0028

	Percent of
Fund/Class	Holdings	Shares
Real Estate Securities — Institutional Class	14.59%	2,458,132.40
Inflation-Linked Bond — Institutional Class	9.82%	4,163,843.57
Large-Cap Growth Index — Institutional Class	23.42%	4,567,658.39
Large-Cap Value Index — Institutional Class	17.73%	3,708,681.01
Small-Cap Blend Index — Institutional Class	10.98%	1,184,099.52
International Equity — Institutional Class	9.55%	4,884,664.09
Equity Index — Institutional Class	8.43%	6,083,374.39
Bond — Institutional Class	7.96%	12,555,390.97
Money Market — Institutional Class	13.20%	29,489,532.35

Oklahoma State Regents for Higher Education (529 Plan)
655 Research Parkway, Suite 200
Oklahoma City, OK 73104

	Percent of
Fund/Class	Holdings	Shares
Real Estate Securities — Institutional Class	6.32%	1,064,089.25
S&P 500 Index — Institutional Class	7.13%	3,808,088.59
Mid-Cap Growth Index — Institutional Class	12.59%	371,953.54
Mid-Cap Value Index — Institutional Class	5.15%	347,317.27
Small-Cap-Blend Index — Institutional Class	5.20%	561,064.75
International Equity Index — Institutional Class	6.28%	1,301,617.64
Money Market — Institutional Class	5.55%	12,399,069.05

Independent 529 Plan
66 Brooks Drive
Braintree, MA 02184

	Percent of
Fund/Class	Holdings	Shares
S&P 500 Index — Institutional Class	5.96%	3,181,159.27

Charles Schwab & Co.
101 Montgomery Street
San Francisco, CA 94104

	Percent of
Fund/Class	Holdings	Shares
Social Choice Equity — Retail Class	15.33%	2,332,784.65
Equity Index — Retail Class	8.85%	3,350,511.56
High-Yield Bond Fund II — Retail Class	26.26%	8,333,198.28
Social Choice Equity — Institutional Class	17.13%	2,402,458.53

Counsel Trust
FBO Etnyre International Ltd. Profit Sharing and Retirement Savings
336 Fourth Avenue
The Times Building
Pittsburgh, PA 15222-2011

	Percent of
Fund/Class	Holdings	Shares
Mid-Cap Growth Index — Institutional Class	7.47%	220,522.43

Donaldson, Lufkin & Jenrette Securities Corp.
P.O. Box 2052
Jersey City, NJ 07303-2052

	Percent of
Fund/Class	Holdings	Shares
Bond — Retail Class	24.04%	123,476.21
Large-Cap Value — Retail Class	5.48%	387,941.56
Mid-Cap Value — Retail Class	5.23%	530,855.46

Herbert M. Allison
730 Third Avenue
New York, NY 10017

	Percent of
Fund/Class	Holdings	Shares
Small-Cap Equity — Retail Class	5.51%	258,257.52

ING National Trust
151 Farmington Avenue
Hartford, CT 06156-0001

	Percent of
Fund/Class	Holdings	Shares
Mid-Cap Blend Index — Institutional Class	12.42%	703,016.57
Small-Cap Blend Index — Institutional Class	11.56%	1,246,404.54
International Equity Index — Institutional Class	26.87%	5,569,576.34
Equity Index — Institutional Class	8.00%	5,777,530.30

JPMorgan
TIAA-CREF Trust Co. IRA Program
Attn: DC Plan Service Team
3 Metrotech Ctr. Fl. 6
Brooklyn, NY 11245-0001

	Percent of
Fund/Class	Holdings	Shares*
Growth & Income — Retirement Class	41.00%	6,377,516.31
Social Choice Equity — Retirement Class	40.90%	4,233,605.46
International Equity — Retirement Class	29.76%	22,986,342.09
Large-Cap Value — Retirement Class	27.78%	7,789,005.54
Mid-Cap Growth — Retirement Class	29.14%	3,842,362.15
Mid-Cap Value — Retirement Class	28.49%	8,686,952.54
Real Estate Securities — Retirement Class	40.31%	5,536,573.96
S&P 500 Index — Retirement Class	37.61%	4,821,835.65
Large-Cap Growth Index — Retirement Class	23.14%	1,274,949.87
Large-Cap Value Index — Retirement Class	33.43%	1,902,730.07
Mid-Cap Blend Index — Retirement Class	31.34%	1,316,040.62
Mid-Cap Growth Index — Retirement Class	39.88%	576,300.12
Mid-Cap Value Index — Retirement Class	43.05%	1,528,288.47
Small Cap Blend Index — Retirement Class	27.64%	885,048.28
Small Cap Value Index — Retirement Class	32.56%	1,221,653.72
International Equity Index — Retirement Class	27.40%	3,148,029.68
Small Cap Equity — Retirement Class	24.15%	4,182,680.74
Lifecycle 2010 — Retirement Class	19.52%	3,653,078.53
Lifecycle 2015 — Retirement Class	22.56%	3,170,753.91
Lifecycle 2020 — Retirement Class	22.88%	2,865,526.05
Lifecycle 2025 — Retirement Class	19.30%	1,919,119.93
Lifecycle 2030 — Retirement Class	14.54%	1,251,710.73
Lifecycle 2035 — Retirement Class	13.16%	848,584.91
Lifecycle 2040 — Retirement Class	12.13%	1,032,144.99
Equity Index — Retirement Class	83.91%	564,292.28
Inflation-Linked Bond — Retirement Class	92.58%	1,252,097.45
Large-Cap Growth — Retirement Class	90.05%	741,592.42
Managed Allocation Fund II — Retirement Class	41.81%	519,969.39
Money Market — Retirement Class	93.00%	75,338,670.43
Bond — Retirement Class	83.66%	521,276.51
High Yield Fund II — Retirement Class	85.06%	1,192,381.86
Bond Plus Fund II — Retirement Class	82.71%	659,000.74
Short-Term Bond Fund II — Retirement Class	85.71%	854,967.92
Small-Cap Growth Index — Retirement Class	32.90%	609,393.60
* These shares generally are held on behalf of retirement plan participants.

Mac & Co.
Mutual Funds Operations
PO 3198
525 William Penn Place
Pittsburgh, PA 02184-3128

	Percent of
Fund/Class	Holdings	Shares
Mid-Cap Value Index — Institutional Class	37.50%	2,527,668.28

Miami Valley Hospital
Pooled Funds
40 West Centre Ste 2110
Dayton, OH 45402-1857

	Percent of
Fund/Class	Holdings	Shares
Small-Cap Value Index — Institutional Class	8.71%	605,179.38

National Financial Services, LLC
For the Exclusive Benefit of our Customers
P.O. Box 770001
Cincinnati, OH 45277-0033

	Percent of
Fund/Class	Holdings	Shares
Social Choice Equity — Retail Class	9.59%	1,459,600.85
Mid-Cap Growth — Retail Class	9.33%	374,103.37
Mid-Cap Value — Retail Class	12.41%	1,259,583.84
High Yield Bond Fund II — Retail Class	5.59%	815,535.57
Short-Term Bond Fund II — Retail Class	5.54%	543,016.42
Large-Cap Value Fund — Retail Class	6.19%	438,426.39

Teachers Insurance and Annuity Association
730 Third Avenue
New York, NY 10017-3206

	Percent of
Fund/Class	Holdings	Shares
Bond — Retail Class	10.32%	53,017.35
Real Estate Securities — Retail Class	10.78%	1,361,493.73
Mid-Cap Blend Index — Institutional Class	17.52%	992,070.39
Mid-Cap Growth Index — Institutional Class	73.43%	2,168,792.38
Mid-Cap Value Index — Institutional Class	46.20%	3,113,683.40
Small-Cap Blend Index — Institutional Class	12.86%	1,386,717.98
Small-Cap Growth Index — Institutional Class	92.81%	5,895,914.04
Small-Cap Value Index — Institutional Class	81.91%	5,692,505.52
Lifecycle 2010 — Institutional Class	32.12%	50,000.00
Lifecycle 2015 — Institutional Class	30.49%	50,000.00
Lifecycle 2020 — Institutional Class	69.48%	50,000.00
Lifecycle 2025 — Institutional Class	36.54%	50,000.00
Lifecycle 2030 — Institutional Class	55.48%	50,000.00
Lifecycle 2035 — Institutional Class	68.32%	50,000.00
Lifecycle 2040 — Institutional Class	45.97%	50,000.00
Large-Cap Growth — Institutional Class	6.33%	904,232.13
Managed Allocation II — Institutional Class	49.62%	211,946.24
Equity Index — Retirement Class	7.62%	51,240.60
Large-Cap Growth — Retirement Class	6.10%	50,233.13
Bond — Retirement Class	8.49%	52,898.06
High Yield Fund II — Institutional Class	24.24%	5,355,473.36
Bond Plus Fund II — Retirement Class	6.66%	53,067.12
Bond Plus Fund II —Institutional Class	18.28%	5,220,227.53
Short-Term Bond Fund II — Institutional Class	33.05%	5,201,174.70
Short-Term Bond Fund II — Retirement Class	5.30%	52,873.24
Tax-Exempt Bond Fund II — Institutional Class	69.09%	5,186,834.61

TIAA-CREF
Institutional & Individual Services Inc.
For Exclusive Benefit of Customers
730 Third Avenue
New York, NY 10017-3206

	Percent of
Fund/Class	Holdings	Shares
Mid-Cap Value — Institutional Class	5.41%	147,078.32

TIAA-CREF
JP Morgan Retirement Plans Program
3 Metrotech Ctr Fl 6
Brooklyn, NY 11245-0001

	Percent of
Fund/Class	Holdings	Shares*
Growth & Income — Retirement Class	58.77%	9,141,971.18
Social Choice Equity — Retirement Class	59.02%	6,108,182.01
International Equity — Retirement Class	70.05%	54,098,512.52
Large-Cap Value — Retirement Class	72.07%	20,207,749.35
Mid-Cap Growth — Retirement Class	70.76%	9,329,470.27
Mid-Cap Value Fund — Retirement Class	71.36%	21,758,160.96
Real Estate Securities — Retirement Class	59.13%	8,121,169.46
S&P 500 Index — Retirement Class	61.74%	7,914,758.88
Large-Cap Growth Index — Retirement Class	76.09%	4,192,890.13
Large-Cap Value Index — Retirement Class	65.00%	3,699,050.24
Mid-Cap Blend Index — Retirement Class	67.83%	2,848,536.45
Mid-Cap Growth Index — Retirement Class	58.86%	850,459.99
Mid-Cap Value Index — Retirement Class	55.35%	1,964,935.97
Small-Cap Blend Index — Retirement Class	71.77%	2,298,538.48
Small-Cap Growth Index — Retirement Class	65.90%	1,220,690.89
Small-Cap Value Index — Retirement Class	66.45%	2,493,483.23
International Equity Index — Retirement Class	72.01%	8,273,532.95
Small-Cap Equity— Retirement Class	75.74%	131,20729
Lifecycle 2010 — Retirement Class	79.79%	14,930,056.14
Lifecycle 2010 — Institutional Class	67.88%	105,651.20
Lifecycle 2015 — Retirement Class	76.44%	10,742,874.20
Lifecycle 2015 — Institutional Class	69.51%	113,963.36
Lifecycle 2020 — Retirement Class	76.02%	9,521,105.57
Lifecycle 2020 — Institutional Class	30.52%	21,961.53
Lifecycle 2025 — Retirement Class	79.50%	7,905,620.68
Lifecycle 2025 — Institutional Class	63.46%	86,843.60
Lifecycle 2030 — Retirement Class	84.17%	7,243,992.585
Lifecycle 2030 — Institutional Class	44.52%	40,129.68
Lifecycle 2035 — Retirement Class	84.71%	5,460,051.89
Lifecycle 2035 — Institutional Class	31.68%	23,181.36
Lifecycle 2040 — Retirement Class	86.39%	7,350,228.47
Lifecycle 2040 — Institutional Class	54.03%	58,757.45
Equity Index — Retirement Class	5.30%	35,671.98
Managed Allocation II — Retirement Class	53.10%	660,382.28
Money Market — Retirement Class	6.35%	5,142,208.61
Bond — Retirement Class	6.06%	37,729.63
High Yield Fund II — Retirement Class	6.87%	96,276.16
Bond Plus Fund II — Retirement Class	8.08%	64,358.15
*	These shares generally are held on behalf of retirement plan participants.

TIAA-CREF Lifecycle 2010 Fund
730 Third Avenue
New York, NY 10017-3206
	Percent of
Fund/Class	Holdings	Shares
Large-Cap Value — Institutional Class	9.54%	2,404,722.03
Inflation-Linked Bond — Institutional Class	5.82%	2,465,814.38
Growth Equity — Institutional Class	14.82%	4,942,133.65
Short-Term Bond Fund II — Institutional Class	8.22%	1,293,531.42

TIAA-CREF Lifecycle 2015 Fund
730 Third Avenue
New York, NY 10017-3206
	Percent of
Fund/Class	Holdings	Shares
Large-Cap Value — Institutional Class	8.44%	2,127,061.20
Growth Equity — Institutional Class	12.99%	4,330,705.05

TIAA CREF Lifecycle 2020 Fund
730 Third Avenue
New York, NY 10017-3206
	Percent of
Fund/Class	Holdings	Shares
Large-Cap Value — Institutional Class	8.61%	2,170,028.59
Growth Equity — Institutional Class	13.29%	4,430,650.06

TIAA-CREF Lifecycle 2025 Fund
730 Third Avenue
New York, NY 10017-3206
	Percent of
Fund/Class	Holdings	Shares
Large-Cap Value — Institutional Class	7.73%	1.949,259.81
Growth Equity — Institutional Class	12.02%	4,006,887.36

TIAA-CREF Lifecycle 2030 Fund
730 Third Avenue
New York, NY 10017-3206
	Percent of
Fund/Class	Holdings	Shares
Large-Cap Value — Institutional Class	7.48%	1,886,286.47
Growth Equity — Institutional Class	11.56%	3,854,676.99

TIAA-CREF Lifecycle 2035 Fund
730 Third Avenue
New York, NY 10017-3206
	Percent of
Fund/Class	Holdings	Shares
Large-Cap Value — Institutional Class	5.88%	1,482,458.64
Growth Equity — Institutional Class	9.13%	3,045,841.54

TIAA-CREF Lifecycle 2040 Fund
730 Third Avenue
New York, NY 10017-3206
	Percent of
Fund/Class	Holdings	Shares
Large-Cap Value — Institutional Class	7.89%	1,990,110.99
Growth Equity — Institutional Class	12.21%	4,071,401.46

TIAA-CREF Managed Allocation Fund II
730 Third Avenue
New York, NY 10017-3206
	Percent of
Fund/Class	Holdings	Shares
Large-Cap Value — Institutional Class	33.21%	8,373,675.35
Small Cap Equity — Institutional Class	15.29%	1,638,359.86
International Equity — Institutional Class	10.08%	5,153,617.21
Large-Cap Growth — Institutional Class	93.42%	13,346,020.29
Bond Plus Fund II — Institutional Class	81.44%	23,250,959.56

Vanguard National Trust Company
P.O. Box 709
Valley Forge, PA 19482-0709

	Percent of
Fund/Class	Holdings	Shares
Social Choice Equity — Institutional Class	5.31%	744,843.44

Victor DeLuca
Nicholas Jacangelo TTEEs
Jessie Smith Noyes Foundation Inc.
6 E. 39th Street
New York, NY 10016-0112

	Percent of
Fund/Class	Holdings	Shares
Social Choice Equity — Institutional Class	5.61%	787,050.76

As of July 31, 2007: (1) none of the current Trustees or nominees owned as much as 1 percent of the outstanding voting securities of any class of shares of any of the Funds; and (2) the current Trustees and officers, as a group, did not own more than 1 percent of the outstanding voting securities of any class of shares of any of the Funds.

Any person owning more than 25 percent of each Fund’s shares may be considered a “controlling person” of that Fund. A controlling person’s vote could have a more significant effect on matters presented to shareholders for approval than the vote of other Fund shareholders.

IV. OTHER MATTERS

Means of Soliciting Proxies

This proxy solicitation will be conducted mainly by the mailing of this proxy statement and accompanying proxy card on or about August 17, 2007. Supplementary solicitations may be made by mail, telephone, and the Internet, but it may also be by any other method of electronic communication, or by personal interview. The Funds bear all expenses connected with soliciting proxies; the expenses are included in the administrative expenses that are paid for from the Funds’ net assets.

Proposals of Persons with Voting Rights

Any shareholder proposals to be included in the proxy statement for the Funds’ next special meeting must be received by the Funds within a reasonable period of time prior to the meeting. The Funds are not required to and do not typically hold annual meetings of shareholders. There are no current plans to hold another special meeting in 2007.

Annual Reports

If you would like to see the most recent semiannual and annual reports of the Funds, you can visit the TIAA-CREF website at www.tiaa-cref.org, or use our online request form to order print versions electronically. Or you can call (877) 518-9161 or write to the Funds at 730 Third Avenue, New York, New York 10017-3206. These reports are furnished to shareholders without charge.

Notes

Notes

Inst MF	A11031	(08/07)

TIAA-CREF P.O. BOX 1295 CHARLOTTE, NC 28201-9980
THREE EASY WAYS TO VOTE YOUR PROXY.
	To vote by Telephone	To vote by Internet	To vote by Mail
	1) Read the proxy statement and have this proxy card at hand. 2) Call 1 888-221-0697. 3) Follow the recorded instructions.	1) Read the proxy statement and have this proxy card at hand. 2) Go to website www.proxyweb.com/TIAA-CREF 3) Follow the on-screen instructions.	1) Read the proxy statement. 2) Check the appropriate box on the reverse side. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided.
IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARD.

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS PROXY
SOLICITED BY THE BOARD OF TRUSTEES

By signing this form, I authorize George W. Madison, Maceo K. Sloan and Eugene Flood, Jr., singly or together, with power of substitution in each, to represent me and cast my vote at the TIAA-CREF Institutional Mutual Funds' special meeting to be held on Monday, September 17, 2007 at 12:00 p.m. (eastern time) at TIAA-CREF’s offices at 8500 Carnegie Blvd., Charlotte, NC and any adjournment or postponement thereof. They will vote as I instruct. If no directions are given, or if the instructions are contradictory, the proxies will vote (i) FOR the election of all listed nominees and (ii) at their discretion on any other matters that may properly come before the special meeting or if a nominee is not available for election.

ê

Date _______________________, 2007

Signature	(Sign in the Box)

When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please indicate your full name and title.

ê	ê	TC MF - OK

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

ê	Please fill in box(es) as shown using black or blue ink or number 2 pencil. ☒	ê
PLEASE DO NOT USE FINE POINT PENS.

Unless you have voted by Internet or telephone, please sign and date this ballot on the reverse side and return it in the enclosed postage-paid envelope to Broadridge, the Funds’ independent tabulator, at P.O. Box 9112, Farmingdale, NY 11735. Broadridge has been engaged to tabulate ballots returned by mail to preserve the confidentiality of your ballot. If you vote by Internet or phone, your vote authorizes the proxies named on the front of your proxy card to cast your votes in the same manner as if you marked, signed, and returned your card. All votes cast by Internet, phone, or proxy card must be received by 12:00 p.m. (eastern time) on Monday, September 17, 2007. If you vote via the Internet or phone, please do NOT mail back your proxy card.

The Board of Trustees recommends a vote FOR item 1.
	1.	Election of Trustee Nominees:		FOR ALL	AGAINST ALL	ABSTAIN ALL
		To vote ALL Trustees in the same manner mark one box at right.	C	☐	☐	☐

		To vote separately by Nominee please mark the appropriate boxes		FOR	AGAINST	ABSTAIN

		(01)	Forrest Berkley	☐	☐	☐

		(02)	Nancy A. Eckl	☐	☐	☐

		(03)	Eugene Flood, Jr.	☐	☐	☐

		(04)	Howell E. Jackson	☐	☐	☐

		(05)	Nancy L. Jacob	☐	☐	☐

		(06)	Bridget A. Macaskill	☐	☐	☐

		(07)	James M. Poterba	☐	☐	☐

		(08)	Maceo K. Sloan	☐	☐	☐

		(09)	Laura T. Starks	☐	☐	☐

ê					TC MF - DH	ê

BROADRIDGE FINANCIAL SOLUTIONS - MIS
TOUCH TONE VOTING SCRIPT
(888) 221-0697

OPENING:

When connected to the toll-free number, shareholder will hear:

"Welcome. Please enter the control number located on the upper LEFT portion of your voter card.

When shareholder enters the control number, he/she will hear:

"Please enter the last 4 digits of your social security number ”

When shareholder enters the last 4 digits of their social security number, he/she will hear:

"To vote as the ** Board recommends, press 1 now. To vote otherwise, press 0 now."

OPTION 1: VOTING AS MANAGEMENT RECOMMENDS

If shareholder elects to vote as management recommends on all proposals, he/she will hear:

"You have voted as the Board recommended. If this is correct, press 1. If incorrect, press 0."

If the shareholder presses 1, he/she will hear:

"If you have received more than one proxy card, you must vote each card separately. If you would like to vote another proxy, press 1 now. To end this call, press 0 now."

If shareholder presses 0 to indicate an incorrect vote, he/she will hear:

"To vote as the ** Board recommends, press 1 now. To vote otherwise, press 0 now."

If shareholder elects to vote another proxy, he/she is returned to the "Please enter the control number" speech (above). If shareholder elects to end the call, he/she will hear:

"Thank you for voting."

Call is terminated.

OPTION 2: VOTING OTHERWISE

If shareholder elects to vote the proposal separately, he/she will hear:

"Proposal 1: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0."

When the shareholder has finished voting on Proposal 1, he/she will hear:

"Your vote has been cast as follows (vote is given). If this is correct, press 1. If incorrect, press 0."

If the shareholder presses 1, he/she will hear:

"If you have received more than one proxy card, you must vote each card separately. If you would like to vote another proxy, press 1 now. To end this call, press 0 now."

If shareholder presses 0 to indicate an incorrect vote, he/she will hear:

"To vote as the ** Board recommends, press 1 now. To vote otherwise, press 0 now."

If shareholder elects to vote another proxy, he/she is returned to the "Please enter the control number" speech (above). If shareholder elects to end the call, he/she will hear:

"Thank you for voting."

Call is terminated.